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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934

                               January 17, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of January 1, 2003
                          providing for the issuance of
             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-AR1

           Delaware                333-77026         94-2528990

           (State or other        (Commission        (IRS Employer
           jurisdiction of        File Number)       Identification
           Incorporation)                            Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 9810
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (206) 377-8555

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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events.  Not applicable.

Item 6. Resignations of Registrant's Directors. Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

         99.3 Term Sheet prepared by Bear, Stearns & Co. Inc. in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1.

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2003

                                         WASHINGTON MUTUAL MORTGAGE SECURITIES
                                         CORP.
                                         (Registrant)

                                         By: /s/ Thomas G. Lehmann
                                         -----------------------------------
                                         Thomas G. Lehmann
                                         First Vice President and Counsel
                                         (Authorized Officer)


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